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                                                                  EXHIBIT 10.2.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                 BETWEEN JAKKS PACIFIC, INC. AND JACK FRIEDMAN

      The Employment Agreement dated January 1, 1998 between JAKKS Pacific, Inc. and Jack Friedman (the "Employment Agreement;" capitalized terms are used herein as defined in the Employment Agreement) is hereby amended as follows:

      1. The term of Executive's employment under the Employment Agreement is extended from December 31, 2001 to December 31, 2009 and, for this purpose,
Section 1.2 of the Employment Agreement is amended by replacing "2001" with "2009."

      2. The Executive's employment as President of the Company shall terminate and, for this purpose, Section 2 of the Employment Agreement is amended by deleting "the President,".

      3. Pursuant to Section 4 of the Employment Agreement, Executive's annual base salary is increased to $521,000 in 1999.

      4. This Amendment shall be effective as of January 1, 1999 and the Employment Agreement, as so amended, shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Executive have duly executed this amendment as of January 1, 1999.


                                    JAKKS PACIFIC, INC.


                                    By: /s/ STEPHEN G. BERMAN
                                        ------------------------------
                                        Stephen G. Berman
                                        Chief Operating Officer



                                    /s/ JACK FRIEDMAN
                                    ----------------------------------
                                    JACK FRIEDMAN